SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 25, 2008

General Electric Company
(Exact name of registrant as specified in its charter)

New York	001-00035	14-0689340
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3135 Easton Turnpike, Fairfield, Connecticut		06828-0001
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (203) 373-2211

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

On July 25, 2008, General Electric Company (the “Company”) announced a new organizational structure.  The new structure, which is effective immediately, realigns the Company from six to the following four segments:

•	GE Technology Infrastructure – Led by Vice Chairman John Rice, this segment includes Healthcare, Aviation, Transportation and Enterprise Solutions.

•
GE Energy Infrastructure – Led by newly appointed Vice Chairman John Krenicki, this segment includes Energy, Oil & Gas and Water.  Prior to this appointment, Mr. Krenicki served as President & CEO of GE Energy.

•
GE Capital – Led by Vice Chairman Mike Neal, this segment aggregates all the financial service businesses including Commercial Finance, GE Money, industry verticals (GECAS, Energy Financial Services) and Corporate Treasury.

•	NBC Universal – Led by Jeff Zucker, this segment is unchanged.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General Electric Company
(Registrant)

Date: July 25, 2008	/s/ Jamie S. Miller
Jamie S. Miller
Vice President and Controller

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